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                                                                EXHIBIT 10.18(b)

                                PLEDGE AGREEMENT


         PLEDGE AGREEMENT (the "AGREEMENT"), dated as of the 5th day of July, 2002 between AspenBio, Inc., a Colorado corporation ("PLEDGOR"), and Michael S. Smith ("PLEDGEE").

         WHEREAS, Pledgee has loaned to Pledgor $500,000 (the "LOAN") and Pledgor has executed and delivered to Pledgee a Convertible Promissory Note for the principal amount of $500,000, dated as of the date hereof (the "NOTE"); and

         WHEREAS, Pledgor is the record and beneficial owner of a liquid asset account containing $350,000 (the "ACCOUNT") at FirstBank of Tech Center (the "BANK");

         WHEREAS, the Account serves as first priority collateral for Pledgor's construction loan in the principal amount of $3,250,000, loan number 8925542, between Pledgor and the Bank (the "CONSTRUCTION LOAN"), which will be used for the construction of a building located at the Southwest Terminus of South Perry Street, Castle Rock, Colorado (the "PROJECT"); and

         WHEREAS, as an inducement to Pledgee to make the Loan, Pledgor has agreed to execute this Pledge Agreement and, pursuant hereto, to pledge the Pledged Collateral (as defined below) as security for the prompt payment and performance of the Pledgor's obligations under the Note (the "OBLIGATIONS");

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         Section 1. Definitions. Except as otherwise defined in this Agreement, all capitalized terms used in his Agreement shall have the respective meanings ascribed to them in the Note.

         Section 2. Pledge of the Pledged Collateral. As security for the due and timely payment and performance of all of the Obligations, Pledgor hereby pledges, assigns, hypothecates, delivers, sets over and grants to Pledgee a second priority lien and security interest in the Account and all interest and proceeds thereof (the "PLEDGED COLLATERAL") subordinate only to the rights of the Bank in and to such funds in connection with the Construction Loan.

         Section 3. Delivery of Evidence of Pledge. On the date hereof or upon the request of Pledgee, Pledgor shall deliver to Pledgee (i) such Uniform Commercial Code (the "CODE") financing statements, executed by Pledgor and in a form ready for filing, as may be necessary or desirable to perfect or evidence the security interests in the Pledged Collateral granted to Pledgee pursuant to this Agreement, and (ii) satisfactory evidence to Pledgee in its sole discretion that all other filings, recordings, registrations and other actions Pledgee deems necessary or desirable to establish, preserve and perfect the security interests and other rights granted to Pledgee pursuant to this Agreement shall have been made.

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         Section 4. Event of Default; Power of Attorney.

              a. The occurrence of an Event of Default under the Note or a default or breach of this Agreement which is not cured within 5 days following notice thereof to the Pledgor shall constitute an "EVENT OF DEFAULT" under this Agreement.

              b. In furtherance of the foregoing powers of Pledgee, Pledgor hereby authorizes and appoints Pledgee (and any officer or agent of Pledgee, with full powers of substitution) as the true and lawful attorney-in-fact of such Pledgor, in its name, place and stead to take any and all such action as Pledgee, in its sole discretion, may deem necessary or appropriate in furtherance of the exercise of the aforesaid powers. Nothing herein contained, however, shall be deemed to require or impose any duty upon Pledgee to exercise any of the rights or powers granted herein.

              c. If Pledgor fails to perform any agreement contained herein, Pledgee may itself perform, or cause performance of, such agreement, and the expenses of Pledgee incurred in connection therewith shall be payable by Pledgor in accordance with Section 11 hereof.

              d. The foregoing rights and powers granted to Pledgee, and the foregoing power of attorney, shall be fully binding upon any Person who shall acquire any beneficial interest in any of the Pledged Interests.

         Section 7. Remedies Upon Default. Upon any Event of Default:

              a. Pledgee may, without any notice to Pledgor of the occurrence of an Event of Default, exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to Pledgee, all the rights and remedies of a secured party under the Code in effect at that time, and Pledgee may also, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Pledgee's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Pledgee may deem commercially reasonable. Pledgor agree that, to the extent notice of sale shall be required by law, at least five (5) business days notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Pledgee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

              b. Pledgee may transfer all or any part of the Pledged Collateral into Pledgee's name or the name of its nominee or nominees.

              c. Any Pledged Collateral or proceeds thereof held by Pledgee as Pledged Collateral and all proceeds thereof received by Pledgee in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Pledgee, be held by Pledgee as collateral for, or then or at any time thereafter, be applied (after payment of any amounts payable to Pledgee pursuant to Section 11 hereof), in whole or in part by Pledgee for the benefit of Pledgor, against all or any part of the Obligations and in such order as Pledgee shall elect. Any surplus of such Pledged Collateral or proceeds thereof held by Pledgee and remaining after payment or satisfaction in full of all of the Obligations and the


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expenses referred to in Section 11 hereof shall be delivered or paid over to
Pledgor or to whomsoever may be lawfully entitled to receive such surplus.

              d. Each right, power and remedy of Pledgee provided for in this Agreement or the Note or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Pledgee of any one or more of the rights, powers or remedies provided for in this Agreement or the Note or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Pledgee of all such other rights, powers or remedies, and no failure or delay on the part of Pledgee to exercise any such right, power or remedy shall operate as a waiver thereof.

         Section 8. Covenants, Representations and Warranties. In connection with the transactions contemplated by this Agreement, and knowing that Pledgee is and shall be relying hereon, the Pledgor hereby covenants, represents and warrants that:

              a. it is a duly formed corporation under the laws of the State of Colorado, validly existing and in good standing under the laws of the State of Colorado, and has full power and authority to execute this Agreement and to perform the obligations and carry out the duties imposed upon it by this Agreement.

              b. The execution and delivery of this Agreement by Pledgor, and the performance and consummation of the transaction contemplated hereby on the part of Pledgor (i) do not and will not conflict with, violate, or constitute a default (or a condition or event which, after notice or lapse of time or both, would constitute such a default) under any provision of the organizational documents of Pledgor or any contractual obligation of Pledgor including, without limitation, any obligations in connection with the Construction Loan; (ii) does not and will not require the consent or approval of any governmental authority or other person or entity except for consents and approvals already obtained.

              c. Pledgor is, and at all times will be, the only record and beneficial owner of the Pledged Collateral, and Pledgor has not and shall not assign or otherwise encumber any portion or all of the Pledged Collateral to or for the benefit of any other party or consent or agree to the taking of any action by any third party, other than the first priority pledge to the Bank under the Construction Loan.

              d. Pledgor is not in default under the Construction Loan and Pledgor is not aware of any event or circumstance which, with the passage of time or delivery of notice, shall constitute a default under the Construction Loan. Pledgor shall not create, permit or suffer to be created or permitted any default under the Construction Loan and shall make all payments due thereunder, whether at maturity or otherwise, in a timely manner.

              e. Pledgor shall not withdraw any funds from the Account prior to payment in full of all Obligations or conversion of the Note as provided in the Note and shall, in accordance with the terms of this Agreement and the terms of the Construction Loan, maintain unrestricted cash deposits in the Account in the name of Pledgor in an aggregate amount of not less than $350,000.00.

              f. If payment for a Cost Overrun (as defined below) will be satisfied by withdrawal or use of funds from the Account, Pledgor shall obtain the prior written approval from Pledgee before allowing or approving any such Cost Overrun. A "COST OVERRUN" for purposes


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of this Section 8.f. shall be defined as any change order or modification of the construction contract(s) for the Project that would cause the cost of construction of the Project to exceed the proceeds of the Construction Loan (after deduction of all costs, fees and charges of any and all kinds in connection with obtaining and continuing the Construction Loan). Pledgee agrees to use commercially reasonable judgment with respect to his decision to approve such Cost Overruns; provided, however, that if at anytime the Account has less than $200,000, then Pledgee's decision to approve such Cost Overruns shall be in his sole and absolute discretion.

              g. from time to time hereafter Pledgor shall take any and all such further action, and shall execute and deliver any and all such further documents or instruments, as Pledgee may request in order to accomplish the purposes of this Agreement, in order to enable Pledgee to exercise any of its rights hereunder; and

              h. Pledgor shall indemnify and hold harmless Pledgee from and against any and all claims, damages, losses, liabilities, costs and expenses (including reasonable attorneys' fees) incurred by or assessed against Pledgee arising out of or in connection with any breach or violation of any of the covenants, representations or warranties made by Pledgor in this Agreement.

         Section 9. Transfers and Other Liens; Additional Interests. Pledgor agrees, so long as any of the Obligations are outstanding, not to:

              a. sell or otherwise dispose of, or grant any option or similar right with respect to, the Pledged Collateral; or

              b. create or permit to exist any lien, security interest or other charge or encumbrance, other than the first priority pledge to the Bank under the Construction Loan, upon or with respect to the Pledged Collateral.

         Section 10. Return of Pledged Interests; Revival of Subject Obligations. Pledgee shall release its security interest hereunder and return the Pledged Collateral to the Pledgor at such time as all Obligations have been paid in full in cash or converted as provided in the Note. If any payment applied by the Pledgee to the Obligations is thereafter set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Pledgor), the Obligations to which such payment was applied shall for the purposes of this Agreement be deemed to have continued in existence, notwithstanding such application, and this Agreement shall be enforceable as to such Obligations as fully as if such application had never been made, notwithstanding the surrender of any Note, the return of any of the Pledged Collateral or cancellation of any instrument or document.

         Section 11. Fees and Expenses of Pledgee. All fees and expenses incurred by Pledgee (including but not limited to reasonable attorneys' fees) in connection with the preparation, performance and enforcement of this Agreement, the receipt of the Pledged Collateral hereunder from time to time, and any actual or attempted sale or other disposition of the Pledged Collateral hereunder, shall be reimbursed to Pledgee by Pledgor on demand, or, at Pledgee's option, such expenses may be added to the Obligations.

         Section 12. Jurisdiction, Venue, Service of Process. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT SHALL BE BROUGHT ONLY IN THE


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COURTS OF THE STATE OF COLORADO, DENVER COUNTY OR OF THE UNITED STATES OF
AMERICA FOR THE DISTRICT OF COLORADO.

         Section 13. Jury Trial Waiver. PLEDGOR AND PLEDGEE HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY AND ALL RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN), OR ACTIONS OF PLEDGOR OR PLEDGEE RELATING TO THIS AGREEMENT. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PLEDGEE ENTERING INTO THIS AGREEMENT.

         Section 14. Notices. Any notice hereunder to the Pledgor may be given in the manner and with the same effect as provided in Section 12.5 of the Note. Any notice hereunder to the Pledgee shall also be given in the manner and with the same effect as provided in said Section 12.5.

         Section 15. Survival. All warranties, representations and covenants made by the Pledgor herein or in any certificate or other instrument delivered by the Pledgor under this Agreement or under the Note shall be considered to have been relied upon by Pledgee and shall survive the execution and delivery of this Agreement. All statements in any such certificate or other instrument shall constitute warranties and representations by the Pledgor hereunder.

         Section 16. Amendments and Waivers. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

         Section 17. Binding Effect. This Agreement shall (i) remain in full force and effect until the indefeasible payment or satisfaction in full of the Obligations, (ii) be binding upon Pledgor, its permitted transferees, representatives, successors and assigns, and (iii) inure, together with the rights and remedies of Pledgee hereunder, to the benefit of Pledgee and its permitted transferees, representatives, successors and assigns. Without limiting the generality of the foregoing clause (iii), Pledgee may assign or otherwise transfer this Agreement together with the Note to any other persons, and such other persons shall thereupon become vested with all the benefits in respect thereof granted to Pledgee herein or otherwise. Upon the indefeasible payment or satisfaction in full of the Obligations, (x) Pledgor shall be entitled to the return, upon its request and at its expense, of such portion of the balance in the Account as shall not have been required for the repayment of all the Obligations in full, and (y) this Agreement shall terminate and be of no further force or effect.

         Section 18. Severability. If for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

         Section 19. Governing Law; Terms. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Colorado (without giving effect to principles of conflicts of law).

         Section 20. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, and together shall constitute one and the same Agreement.

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         IN WITNESS WHEREOF, Pledgor has caused this Agreement to be executed and delivered by it, personally, as of the date first set forth above.



                                    PLEDGEE:

                                    ------------------------------------
                                    Michael S. Smith, Individually



                                    PLEDGOR:


                                    AspenBio, Inc.,
                                    a Colorado corporation


                                    By:
                                         -----------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                           ---------------------------------

FirstBank of Tech Center hereby acknowledges receipt of this Pledge Agreement and, subject to the rights of Bank to the Pledged Collateral pursuant to the Construction Loan, agrees to hold the Pledged Collateral in accordance with the terms of this Pledge Agreement and to comply with the instructions set forth in this Pledge Agreement relating to disposition of the funds in the Account without the necessity of further consent by Pledgor. Upon the release of Bank's first priority lien and security interest in the Account pursuant to the Construction Loan, Bank agrees to execute all necessary documents, recordings or filings as may be necessary or desirable to release Bank's first priority lien and security interests in the Account.


Dated:                              FirstBank of Tech Center
       ------------------------
                                    By:
                                        ---------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                           ------------------------------------